                                                                    EXHIBIT 10.3

                        FORM OF NON-COMPETITION AGREEMENT

     This Non-Competition Agreement (this "Agreement") is made and entered into as of the ______ day of ____________, 2004, by and among COMMUNITY BANK SYSTEM, INC., a Delaware corporation ("CBSI"), COMMUNITY BANK, N.A., a national banking association ("CBNA"), and __________________, an individual residing at the address set forth on the signature page hereof (the "Subject Party").

                                   WITNESSETH:

     WHEREAS, CBSI, CBNA and First Heritage Bank, a Pennsylvania chartered bank ("First Heritage"), are parties to an Agreement and Plan of Merger, dated as of January 6, 2004 (the "Merger Agreement"), pursuant to which CBSI is acquiring First Heritage through the merger of First Heritage with and into CBNA;

     WHEREAS, the Subject Party is a director or significant shareholder of First Heritage;

     WHEREAS, the Subject Party will receive substantial economic benefit from the transactions contemplated by the Merger Agreement, and CBSI and CBNA desire to preserve the value of the acquired business of First Heritage;

     WHEREAS, it is a condition to the obligations of CBSI and CBNA to consummate the transactions contemplated by the Merger Agreement that the Subject Party enter into this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Prohibited Activities.

          (a) Non-Competition. During the Non-Compete Period (as hereafter defined), the Subject Party shall not Participate (as defined below) in any entity which is engaged in the business of a banking or thrift entity, commercial lending entity, or mortgage company and which is headquartered in Luzerne or Lackawanna County, Pennsylvania ("Competitive Entity"). As used in this Agreement, a person shall be deemed to "Participate" in a Competitive Entity if that person, whether directly for himself or herself or indirectly through an entity or business: (1) owns, manages, operates or controls (or participates in the ownership, management, operation or control of) a Competitive Entity or any stock or other equity interest therein, (2) is or serves as an officer, director, employee, consultant (relating to advice regarding the banking or mortgage industry), or partner of a Competitive Entity, or (3) aids or assists, by providing financial support or advice pertaining to the banking or mortgage industry, anyone in the start-up or formation of a Competitive Entity. Nothing contained in this Agreement shall be construed to prohibit (a) the Subject Party's ownership of less than five percent (5%) of the outstanding shares of any class of voting capital stock of a corporation that is publicly traded on a national securities exchange or the over-the-counter market, so long as the Subject Party has no active participation of any kind in such corporation, or (b) the Subject Party's right to continue to Participate in any pre-existing business activity that is identified on the attached Schedule 1(a). For purposes of this Agreement, the term "Non-Compete Period" shall mean the period beginning on the date hereof and ending on the second (2nd) anniversary of the date of this Agreement.

          (b) Non-Solicitation. During the Non-Compete Period, the Subject Party shall not, directly or indirectly (i) hire any employee of CBSI or any of its subsidiaries or affiliates (collectively with CBSI, "CBSI Affiliates") who was an employee of First Heritage on the date hereof or induce or attempt to induce any such employee to leave the employ of the applicable CBSI Affiliate, or (ii) induce or attempt to induce any customer, supplier or vendor with a business relation with First Heritage on the date hereof to cease doing business with the applicable CBSI Affiliate or make any negative statements or communications about any of the CBSI Affiliates to any such customer, supplier and vendor. Nothing contained in this Agreement shall prohibit the Subject Party, directly or indirectly, from running employment advertisements directed to the general population or to specific industries other than the banking industry or hiring any employee who responds to such an advertisement.

          (c) Permitted Activities. Nothing contained in this Section 1 shall prohibit the Subject Party from conducting his or her personal banking, or the commercial banking of any entity in which the Subject Party has a significant interest, with any bank chosen by the Subject Party.

     2. Injunctive Relief. Without limiting the right of CBSI or CBNA to pursue all other legal and equitable rights available for violation of this Agreement, it is agreed that other remedies cannot fully compensate CBSI or CBNA for violation of this Agreement and CBSI and CBNA shall be entitled to injunctive relief to prevent a violation or threatened violation thereof, without posting a bond or proving actual damages.

     3. Acknowledgement. The Subject Party acknowledges and agrees that the terms and provisions of this Agreement are reasonable in scope, geographical area and duration. The Subject Party further acknowledges that the provisions contained in this Agreement are critical to CBSI and CBNA in their decision to enter into the Merger Agreement and consummate the transactions contemplated thereby and that a portion of the merger consideration is being paid to the Subject Party in consideration of such provisions. The provisions contained in this Agreement are intended to operate independently of any employment or consulting agreement between CBSI, CBNA and the Subject Party. As such, the provisions herein shall survive the termination of the Subject Party's consulting or employment relationship with CBSI or CBNA, if any, and this Agreement shall not be adversely affected by the limitations imposed by, or the expiration of, any covenant not to compete in any employment or consulting agreement between the Subject Party and CBSI or CBNA.

     4. Modification. Notwithstanding the foregoing, if any term, restriction, covenant or promise contained herein is found to be unreasonable and/or unenforceable by a court of competent jurisdiction such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court and, if determined by such court to be wholly unenforceable, shall be severed in its entirety from this Agreement as though it never existed.

     5. Binding Effect. This Agreement shall inure to the benefit of CBSI, CBNA and their respective successors and assigns.

     6. No Waiver. The waiver by Company of any failure on the part of Subject Party to perform any of its obligations under this Agreement shall not be construed as a waiver of any future continuing failure or failures.

     7. Amendment. This Agreement may only be amended or modified by a written agreement signed by all parties.

     8. Governing Law. The Agreement shall be governed by the laws of the State of New York.

     9. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all agreements and understandings between the parties concerning the subject matter, other than any employment or consulting agreement among CBSI, CBNA and the Subject Party. This Agreement is expressly intended to operate independently of any other such agreements.

     10. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING AND COUNTERCLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                   SUBJECT PARTY:


                                   _____________________________________________
                                                     [NAME]

                                   Address:_____________________________________

                                   _____________________________________________

                                   _____________________________________________


                                   CBSI:

                                   COMMUNITY BANK SYSTEM, INC.

                                   By:__________________________________________
                                   Name:
                                   Title:

                                   CBNA:

                                   COMMUNITY BANK, N.A.

                                   By:__________________________________________
                                   Name:
                                   Title: